LOSS PER SHARE	9 Months Ended
Sep. 30, 2025
Basic earnings per share [abstract]
LOSS PER SHARE	LOSS PER SHARE
The basic income or loss per share is calculated by dividing net income or loss by the weighted average ordinary shares outstanding. The diluted loss per share equals the basic loss per share amounts presented for the three and nine months ended September 30, 2025 and 2024, as the impact of the outstanding share options and RSUs had an anti-dilutive effect on the basic loss per share amounts presented.
The calculations of basic and diluted loss per share are based on:

	Three months ended September 30,		Nine months ended September 30,
(Dollars in thousands, except share and per share data)	2025	2024	2025	2024
Net loss	$(39,689)	$(125,321)	$(265,985)	$(203,310)

Weighted average shares outstanding:
Basic	369,273,247	366,562,487	368,363,143	365,268,372
Diluted	369,273,247	366,562,487	368,363,143	365,268,372

Loss per share:
Basic	$(0.11)	$(0.34)	$(0.72)	$(0.56)
Diluted	$(0.11)	$(0.34)	$(0.72)	$(0.56)